UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2006
SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
140 Caspian Court, Sunnyvale, California 94089

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (408) 542-0500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
The following documents are filed in connection with the Registrant’s Registration Statement on Form S-3 (No. 333-133890) filed with the Commission on May 8, 2006.

Number	Description of Document

1.1	Form of Underwriting Agreement
4.1	Form of Indenture (including notes)
5.1	Opinion of O’Melveny & Myers LLP
12.1	Computation of ratio of earnings to fixed charges
23.1	Consent of O’Melveny & Myers LLP (included in exhibit 5.1)
25.1	T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the trustee, in respect of the Indenture

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 9, 2006

SanDisk Corporation
By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Document

1.1	Form of Underwriting Agreement
4.1	Form of Indenture (including notes)
5.1	Opinion of O’Melveny & Myers LLP
12.1	Computation of ratio of earnings to fixed charges
23.1	Consent of O’Melveny & Myers LLP (included in exhibit 5.1)
25.1	T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the trustee, in respect of the Indenture